Employee Benefit Plans (Details 2) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Pension Plan [Member]
Summary of AOCL
Prior service (credit) cost	$ (1,076)	$ (1,217)
Net actuarial loss	13,260	1,474
Total amount recognized in AOCL	12,184	257
SERP [Member]
Summary of AOCL
Prior service (credit) cost	7,084	8,781
Net actuarial loss	23,779	20,087
Total amount recognized in AOCL	$ 30,863	$ 28,868